EXHIBIT 99

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of March 1, 2004, between Bank of America, N.A., as seller (the "Seller" or "Bank of America") and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of the Mortgage Loans to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Fitch Ratings (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of March 1, 2004 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, as master servicer (the "Master Servicer"), Lennar Partners, Inc., as special servicer (the "Special Servicer") and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("Banc of America"), Bear, Stearns & Co. Inc., Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") pursuant to an underwriting agreement, dated as of March 3, 2004 (the "Underwriting Agreement"). BACM intends to sell the remaining Classes of Certificates (the "Non-Registered Certificates") through Banc of America, as placement agent thereof, pursuant to a private placement agency agreement dated as of March 3, 2004 (the "Placement Agreement"), between Banc of America and BACM. The Registered Certificates are more fully described in the prospectus dated March 3, 2004 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated March 3, 2004 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in the private placement memorandum dated March 3, 2004 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of March 3, 2004 (the "Indemnification Agreement"), among the Seller, the Purchaser and the Underwriters.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing which amount shall be payable on or about March 10, 2004 in immediately available funds.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights).

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Commencement Date, and all other recoveries of principal and interest collected thereon after the Commencement Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Commencement Date and collected after the Commencement Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

            (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement; provided, however, that because under the terms of the HS Co-Lender Agreement, the HS A/B Loan is to be serviced by the HS Master Servicer and the HS Special Servicer under the provisions of the HS Pooling Agreement as a single mortgage loan, the originals of all documents contained in the related Mortgage File were delivered to the HS Trustee (and the HS Trustee is the mortgagee of record on all documents delivered thereto), with the exception of the HS Senior Note A-2 and an allonge that will be delivered to the Trustee.

            (e) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(c). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan countersigned by the related title company or its authorized agent.

            (f) The Seller shall in connection with the interest of a related Mortgagor under a Ground Lease, in each case at its own expense, promptly (and in any event within the lesser of 45 days of the Closing Date and any time period required in the related Ground Lease) notify the related ground lessor (with a copy of such notice to the Master Servicer) of the transfer of such Mortgage Loan to the Trust pursuant to this Agreement and inform such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Master Servicer.

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation
Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and
(ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

            For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

            (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

            (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

            (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

            (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero (-0-) days; provided, however, that if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause (iii) of this definition will be deemed to apply.

            In addition, the applicable Seller shall have an additional 90 days to cure such Material Document Defect or Material Beach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Commencement Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

            If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of March 1, 2004, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File on the Closing Date; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) If (i) any Mortgage Loan is required to be repurchased as provided in Section 4(c) above, (ii) such Mortgage Loan is a Cross-Collateralized Mortgage Loan that is a part of a Cross-Collateralized Group and (iii) the applicable Breach or Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any other Cross-Collateralized Mortgage Loan in such Cross-Collateralized Group (without regard to this paragraph), then the applicable Material Breach or Material Document Defect, as the case may be, will be deemed to constitute a Material Breach or Material Document Defect, as the case may be, as to any other Cross-Collateralized Mortgage Loan in the Cross-Collateralized Group for purposes of the above provisions, and the Seller will be required to repurchase such other Cross-Collateralized Mortgage Loan(s) in the related Cross-Collateralized Group in accordance with the provisions of this Section 4.

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with KPMG (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Placement Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters, and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser and the Underwriters, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee and each Rating Agency any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memorandum respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Placement Agent in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina 28255, Attention:
David Gertner, telecopy number: (704) 386-1094, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, N.A., 214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina 28255, Attention: Stephen Hogue, telecopy number: (704) 386-3215, or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Commencement
Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       BANK OF AMERICA, N.A.


                                       By:       /s/
                                          -------------------------------
                                          Name:  Stephen Hogue
                                          Title: Principal

                                       BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                       By:       /s/
                                          -------------------------------
                                          Name:  Manish Parwani
                                          Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE


Sequence
 Number    Loan Number   Property Name
--------   -----------   -----------------------------------------------------------
       1         57744   Village at Redondo Beach
       2         57555   Mount Vernon Place Apartments
       3         57556   Dunwoody Place Apartments
       4         57794   Prado Apartments
       5         57550   Olive Grove Apartments
       6         57759   Cobblestone Grove Apartments
       7          7875   Bethany Towers
       8         57480   Sterling University Estates
       9         55804   Bradford Woods Apartments
      10         57696   Farmington Gates Apartments
      11         56520   Wabash Landing Apartments
      12          7234   Cooper Point Apartments
      13         57690   The Arbors of Killeen
      14          7623   Whispering Palms Apartments
      15         57697   Ridgeway Commons Apartments
      16         57586   Woodway Apartments
      17         53134   The Gables Apartments
      18         57737   Park Village Apartments
      19         57624   G&K-Villa Topanga
      20         57625   G&K-Fairvalley Villas
      21          7498   Country View Apartments
      22          6364   Lakewood Club Apartments
      23          7809   Lake Terrace Apartments
      24          5110   Sandlin Villas Apartments
      25          7124   Trail West Apartments
      26          8194   Windwhistle Apartments
      27          7460   Inlet View Apartments
      28          7628   Wesclay and Woodhaven Apartments
      29         57936   Marquette II Student Housing
      30         57715   Marquette I Student Housing
      31         57374   Birkdale Village
      32         57714   Firecreek Crossing
      33         57538   Hillsborough Promenade
      34         57449   Milpitas Square
      35         57475   Mercantile East Shopping Center
      36         57574   The Shops on Lake Avenue
      37         57705   Tracy Pavilion
      38         57303   Plaza at the Parks
      39         57373   Highpoint Marketplace
      40          7297   Northgate Village
      41         57584   Village Square at Golf
      42         57491   Marketplace East
      43         57376   Clybourn Square Shopping Center
      44         57583   Turkey Creek Phase II
      45         57387   Building A - East Lake Sammamish Shopping Center
      46          6036   Marlboro Square Shopping Center
      47          6494   Palace Centre East
      48         57498   Walgreens - St. Louis, MO
      49         57622   Ahwatukee Foothills Towne Center
      50         57335   Park Saratoga Retail Center
      51          6796   Evergreen Forum
      52          7465   Adobe Plaza
      53          7953   Walgreens - Norfolk, VA
      54         57546   Redbud Corners II aka Broken Arrow II
      55          5910   Streetsboro Market Square
      56         57708   Leo Burnett Building
    57.1         57365   Hines-Sumitomo Life Office Portfolio - 425 Lexington Avenue
    57.2         57365   Hines-Sumitomo Life Office Portfolio - 499 Park Avenue
    57.3         57365   Hines-Sumitomo Life Office Portfolio - 1200 19th Street
      57         57365   Hines-Sumitomo Life Office Portfolio (Roll Up)
      58         57466   SBC Center (fka Ameritech Center)
      59         57695   Wood Hollow Corporate Center
      60          6722   Tacoma Financial Center
      61          7190   Irvine Technology Center
      62         57412   Brookfield Corporate Center-Verizon
      63         57515   Honeywell Building
      64         57463   Galaxy Office Park I
      65         57692   Waterpark at Briarwood
      66         57858   Medical Services Building
      67         57850   The Atrium Medical Offices
                         Sub-Total Crossed Loans
      68         57474   Federal Way Center Office Building
      69         57206   Buschwood I and II Office Buildings
      70         57462   Atrium Memorial Surgery Center
      71          5724   Public Square Office
      72         57186   4530 Wisconsin Ave NW
      73         57838   2201 Medical Plaza
    74.1         57898   7550 Fannin Medical Office Building
    74.2         57898   Garage Annex Womens Hospital
                         7550 Fannin Medical Office Building and Garage Annex
      74         57898   Womens Hospital (Roll Up)
      75          6385   Medical Arts Center
      76         57832   7580 Fannin
      77         57853   Mission Oaks Office Building
      78         57865   Augusta Professional Building
      79         57890   Tace
      80         57888   2222 State
      81         57891   Building C
                         Sub-Total Crossed Loans
      82         57431   Nestle Distribution Center - Fort Worth, TX
      83         57329   Palm Crossing at Fort Lauderdale Commerce Center
      84         57477   Raley's Building - Sacramento
      85         57403   1804 Plaza Avenue
      86         57464   2090 Woodward
    87.1         57571   Wellbridge II - Bel Air Athletic Club- Bel Air, MD
    87.2         57571   Wellbridge II - Athletic Club Northeast- Atlanta, GA
      87         57571   Wellbridge II (Roll Up)
                         MHC Portfolio - Sherwood Forest Mobile Home Park and RV
      88         57633   Resort
      89         57640   MHC Portfolio - Santiago Estates
      90         57654   MHC Portfolio - The Highlands at Brentwood
      91         57661   MHC Portfolio - Whispering Pines
      92         57599   Continental Communities - Lincoln Park MHC
      93         57669   MHC Portfolio - Shadowbrook
      94         57675   MHC Portfolio - Aspen Meadows
      95         57605   Continental Communities - Heritage North MHC
      96         57596   Continental Communities - Arlington Valley MHC
      97         57604   Continental Communities - Wheatland Estates MHC
      98         57632   MHC Portfolio - Holiday Ranch
      99         57602   Continental Communities - Sunset Village MHC
     100          6438   Twin Valley Estates MHC
     101          7395   Moon Valley MHC
     102          7482   Lynnwood Heights MHC
     103         57600   Continental Communities - North Shore MHC
     104         57664   MHC Portfolio - The Oaks at Countrywood
   105.1         57558   Shurgard Self Storage Portfolio - Greenville Pleasantburg
   105.2         57558   Shurgard Self Storage Portfolio - Matthews
   105.3         57558   Shurgard Self Storage Portfolio - Concord
   105.4         57558   Shurgard Self Storage Portfolio - Greenville Rocky Creek
     105         57558   Shurgard Self Storage Portfolio (Roll Up)
     106         57413   Pioneer Parkway Self Storage
     107         57389   South Star Self Storage
     108         57560   Plantation Storage
     109          7727   Martin Self Storage
     110          7690   Grant Avenue Self Storage
     111          6947   Quick Stop Self Storage
     112          7708   Storage Depot - Killeen
     113         51838   Sheraton Four Points Hotel-San Diego, CA
                         Total


Sequence
 Number    Street Address                                                              City                State    Zip Code
--------   -------------------------------------------------------------------------   ----------------   -------   --------
       1   300 The Village Drive                                                       Redondo Beach        CA         90277
       2   1265 Mount Vernon Highway                                                   Atlanta              GA         30338
       3   6850 Peachtree Dunwoody Road                                                Atlanta              GA         30328
       4   6304 Rancho Mission Road                                                    San Diego            CA         92108
       5   2150 S. Arizona Avenue                                                      Chandler             AZ         85248
       6   1 Westwood Drive                                                            Fairfield            OH         45014
       7   1 Clark Avenue                                                              Hazlet               NJ          7730
       8   4500 West Bethel Avenue                                                     Muncie               IN         47304
       9   5242 Edmondson Pike                                                         Nashville            TN         37211
      10   2216 Brierbrook Road                                                        Germantown           TN         38138
      11   375 Brown Street                                                            West Lafayette       IN         47906
      12   4125 Capital Mall Drive SW                                                  Olympia              WA         98502
      13   2801 O. W. Curry Drive                                                      Killeen              TX         76542
      14   13302 Wilcox Road                                                           Largo                FL         33774
      15   6033 Bangalore Court                                                        Memphis              TN         38119
      16   2420 Greenbriar Drive                                                       Manhattan            KS         66502
      17   1909 Creason Street                                                         Bowling Green        KY         42101
      18   226 North Hobson Street                                                     Mesa                 AZ         85203
      19   8930 Topanga Canyon Boulevard                                               Canoga Park          CA         91304
      20   18645 East Arrow Highway                                                    Covina               CA         91722
      21   2215 Avia Drive                                                             Hilliard             OH         43026
      22   1336-1340 Hird Avenue                                                       Lakewood             OH         44107
      23   N168 W21770 - N168 W21860 Main Street                                       Jackson              WI         53037
      24   324 Cardinal Drive Southwest                                                Decatur              AL         35601
      25   811 Taylor Lane                                                             Sedro Woolley        WA         98284
      26   4990 South Topaz                                                            Las Vegas            NV         89120
      27   9860 Bushlac Lane NW                                                        Silverdale           WA         98383
      28   1409 Hueytown Road and 2042 and 2044 High School Road                       Hueytown             AL         35023
      29   919-929 North 17th Street                                                   Milwaukee            WI         53233
      30   934-940 North 16th Street                                                   Milwaukee            WI         53233
      31   8625 Townley Road                                                           Huntersville         NC         28078
      32   4801-4875 Kietzke Lane                                                      Reno                 NV         89509
      33   315 Route 206                                                               Hillsborough         NJ          8844
      34   206 - 320 Barber Court, 338 - 556 Barber Lane                               Milpitas             CA         95035
      35   27482-27762 Antonio Parkway                                                 Ladera Ranch         CA         92694
      36   401 South Lake Avenue                                                       Pasadena             CA         91101
      37   2461 Naglee Road                                                            Tracy                CA         95304
      38   1100 West Arbrook Boulevard                                                 Arlington            TX         76015
      39   18600-18860 East Hampden Avenue, 3594 South Tower Road                      Aurora               CO         80013
      40   830 NE Northgate Way                                                        Seattle              WA         98125
      41   3411 - 3861 Woolbright Road                                                 Golf                 FL         33436
      42   2828-3060 N. Powers Boulevard                                               Colorado Springs     CO         80922
      43   2754 and 2782 North Clybourn Avenue                                         Chicago              IL         60614
      44   11140 Parkside Drive                                                        Knoxville            TN         37922
      45   6000 East Lake Sammamish Parkway SE,                                        Issaquah             WA         98029
      46   5715 Crain Highway                                                          Upper Marlboro       MD         20772
      47   1801, 1805 and 1823 S.W. Railroad Avenue                                    Hammond              LA         70403
      48   3631 Gravois Road                                                           St. Louis            MO         63116
      49   4722 East Ray Road                                                          Phoenix              AZ         85044
      50   12100-12180 Saratoga-Sunnyvale Road                                         Saratoga             CA         95070
      51   510-530 Everett Mall Way                                                    Everett              WA         98204
      52   1371 Warm Springs Road & 390 Stephanie Street                               Henderson            NV         89015
      53   1169 N. Military Highway                                                    Norfolk              VA         23502
      54   2409 W. Kenosha Street                                                      Broken Arrow         OK         74012
      55   9374 State Route 14 and 9200 Staples Drive                                  Streetsboro          OH         44241
      56   35 West Wacker Drive                                                        Chicago              IL         60601
    57.1   425 Lexington Avenue                                                        New York             NY         10017
    57.2   499 Park Avenue                                                             New York             NY         10022
    57.3   1200 19th Street, N.W.                                                      Washington           DC         20036
      57   Various                                                                     Various            Various   Various
      58   100 East Big Beaver Road                                                    Troy                 MI         48083
      59   100 Wood Hollow Drive                                                       Novato               CA         94945
      60   1135 and 1145 Broadway Plaza                                                Tacoma               WA         98402
      61   18900-18910 Teller Avenue                                                   Irvine               CA         92612
      62   701 Brookfield Parkway                                                      Greenville           SC         29607
      63   5551 West Talavi Boulevard                                                  Glendale             AZ         85306
      64   1001 Galaxy Way                                                             Concord              CA         94520
      65   10731 and 10771 East Easter Avenue, 10730 and 10770 East Briarwood Avenue   Centennial           CO         80112
      66   4101 NW 4th Street                                                          Plantation           FL         33317
      67   11760 Bird Road                                                             Miami                FL         33175

      68   2505 320th Street South                                                     Federal Way          WA         98003
      69   3450 and 3550 Buschwood Park Drive                                          Tampa                FL         33618
      70   1931 Gunbarrel Road                                                         Chattanooga          TN         37421
      71   75 Public Square                                                            Cleveland            OH         44113
      72   4530 Wisconsin Avenue NW                                                    Washington           DC         20016
      73   2201 Murphy Ave                                                             Nashville            TN         37203
    74.1   7550 Fannin Road                                                            Houston              TX         77054
    74.2   7550 Fannin Road                                                            Houston              TX         77054

      74   7550 Fannin Road                                                            Houston              TX         77054
      75   1275 Highway 54 West                                                        Fayetteville         GA         30214
      76   7580 Fannin Road                                                            Houston              TX         77054
      77   15400 National Avenue                                                       Los Gatos            CA         95032
      78   3624 J. Dewey Gray Circle                                                   Augusta              GA         30909
      79   2200 Murphy Avenue                                                          Nashville            TN         37203
      80   2222 State Street                                                           Nashville            TN         37203
      81   310 23rd Avenue                                                             Nashville            TN         37203

      82   13600 Independence Parkway                                                  Fort Worth           TX         76177
      83   5361-5381 NW 33rd Ave, 3320-3350 NW 53rd St, 3530-3560 NW 56th St           Fort Lauderdale      FL         33309
      84   3925 Seaport Boulevard                                                      West Sacramento      CA         95691
      85   1804 Plaza Avenue                                                           New Hyde Park        NY         11040
      86   2090 Woodward Street                                                        Austin               TX         78744
    87.1   658 Boulton Street                                                          Bel Air              MD         21014
    87.2   1515 Sheridan Road                                                          Atlanta              GA         30324
      87   Various                                                                     Various            Various   Various

      88   5302 West Irlo Bronson Highway                                              Kissimmee            FL         34746
      89   13691 Gavina Avenue                                                         Sylmar               CA         91342
      90   120 North Val Vista Drive                                                   Mesa                 AZ         85213
      91   A-1 Janice Road                                                             Lewes                DE         19958
      92   10301 W. Greenfield Avenue                                                  West Allis           WI         53214
      93   13640 SE Highway 212                                                        Clackamas            OR         97015
      94   83 Big Burn Lane                                                            Rehoboth Beach       DE         19971
      95   2895 Henry Lakes Boulevard                                                  Columbus             IN         47201
      96   1600 North Willis Drive                                                     Bloomington          IN         47404
      97   32200 45th Street                                                           Wheatland            WI         53105
      98   4300 East Bay Drive                                                         Clearwater           FL         33764
      99   3202 S. 12th Street                                                         Marshalltown         IA         50158
     100   241 Lovers Lane Road                                                        Charlestown          NH          3603
     101   1304 East Bell Road                                                         Phoenix              AZ         85022
     102   4111 164th Street Southwest                                                 Lynnwood             WA         98037
     103   17990 N. Shore Road                                                         Spring Lake          MI         49456
     104   3235 Sunset Oaks Drive                                                      Plant City           FL         33563
   105.1   2112 North Pleasantburg Drive                                               Greenville           SC         29609
   105.2   13015 East Independence Boulevard                                           Matthews             NC         28105
   105.3   3001 South Ridge Street                                                     Concord              NC         28025
   105.4   290 Rocky Creek Road                                                        Greenville           SC         29615
     105   Various                                                                     Various            Various   Various
     106   1102 West Pioneer Parkway                                                   Grand Prairie        TX         75051
     107   10719 Southern Boulevard                                                    Royal Palm Beach     FL         33411
     108   1110 Fording Island Road                                                    Bluffton             SC         29910
     109   110 South Kerr Avenue                                                       Wilmington           NC         28403
     110   2300 Grant Avenue                                                           San Lorenzo          CA         94580
     111   465 West 4800 South                                                         Murray               UT         84123
     112   1507 Martin Luther King Jr. Boulevard                                       Killeen              TX         76543
     113   8110 Aero Drive                                                             San Diego            CA         92123


Sequence                                                                                     Remaining Term To       Stated Maturity
 Number    Mortgage Rate (%)    AmortizationBasis   Original Balance   Cut-off Balance    Stated Maturity (months)        Date
--------   -----------------    -----------------   ----------------   ----------------   ------------------------   ---------------
       1               5.410%        ACT/360           43,000,000.00      42,904,082.76                        118      01/01/14
       2               5.900%        ACT/360           36,743,802.00      36,743,802.00                        128      11/01/14
       3               5.780%        ACT/360           32,744,498.00      32,744,498.00                        128      11/01/14
       4               5.490%        ACT/360           27,250,000.00      27,215,961.55                        119      02/01/14
       5               5.060%        ACT/360           15,000,000.00      14,930,385.78                        116      11/01/13
       6               4.960%        ACT/360           14,000,000.00      13,966,047.03                         58      01/01/09
       7               5.865%        ACT/360           11,600,000.00      11,576,254.43                        118      01/01/14
       8               4.952%        ACT/360           10,687,000.00      10,687,000.00                        125      08/01/14
       9               5.379%        ACT/360            9,640,000.00       9,640,000.00                        128      11/01/14
      10               5.600%        ACT/360            8,800,000.00       8,800,000.00                        129      12/01/14
      11               5.722%        ACT/360            7,894,164.00       7,870,461.48                        117      12/01/13
      12               5.751%        ACT/360            7,600,000.00       7,569,196.07                        116      11/01/13
      13               5.590%        ACT/360            7,360,000.00       7,337,287.60                         81      12/01/10
      14               5.847%        ACT/360            5,534,000.00       5,512,056.19                        116      11/01/13
      15               5.600%        ACT/360            4,880,000.00       4,880,000.00                        129      12/01/14
      16               5.360%        ACT/360            4,640,000.00       4,619,704.02                         56      11/01/08
      17               5.500%        ACT/360            4,625,000.00       4,605,327.29                        116      11/01/13
      18               5.243%        ACT/360            3,836,000.00       3,836,000.00                         81      12/01/10
      19               5.630%        ACT/360            3,808,000.00       3,796,345.67                        117      12/01/13
      20               5.630%        ACT/360            3,640,000.00       3,632,209.50                        118      01/01/14
      21               5.627%        ACT/360            3,400,000.00       3,389,589.94                        118      01/01/14
      22               5.923%        ACT/360            3,400,000.00       3,383,792.87                        115      10/01/13
      23               5.603%        ACT/360            3,200,000.00       3,190,151.55                        117      12/01/13
      24               5.625%        ACT/360            3,000,000.00       2,956,095.25                        106      01/01/13
      25               5.807%        ACT/360            2,880,000.00       2,871,504.88                        117      12/01/13
      26               5.920%        ACT/360            2,610,000.00       2,604,712.91                        118      01/01/14
      27               5.888%        ACT/360            2,500,000.00       2,490,169.54                        116      11/01/13
      28               5.937%        ACT/360            2,500,000.00       2,485,739.26                        116      11/01/13
      29               5.723%        ACT/360            1,300,000.00       1,298,429.09                        119      02/01/14
      30               5.723%        ACT/360            1,125,000.00       1,123,640.56                        119      02/01/14
      31               4.080%        ACT/360           55,000,000.00      55,000,000.00                         77      08/01/10
      32               5.815%        ACT/360           45,000,000.00      44,867,486.08                        117      12/01/13
      33               5.890%        ACT/360           41,000,000.00      40,803,174.72                        115      10/01/13
      34               5.870%        ACT/360           40,000,000.00      39,829,107.22                        117      12/01/13
      35               5.940%        ACT/360           34,000,000.00      34,000,000.00                        175      10/01/18
      36               5.020%        ACT/360           31,000,000.00      31,000,000.00                         60      03/01/09
      37               5.960%        ACT/360           17,800,000.00      17,731,032.47                        116      11/01/13
      38               5.150%        ACT/360           16,100,000.00      15,973,617.44                        113      08/01/13
      39               5.200%        ACT/360           12,915,000.00      12,915,000.00                        113      08/01/13
      40               6.139%        ACT/360           11,900,000.00      11,855,564.78                        116      11/01/13
      41               5.230%        30/360            10,200,000.00      10,200,000.00                         80      11/01/10
      42               5.870%        ACT/360           10,000,000.00      10,000,000.00                        115      10/01/13
      43               6.010%        ACT/360            8,400,000.00       8,352,141.04                        114      09/01/13
      44               5.230%        30/360             7,050,000.00       7,050,000.00                         80      11/01/10
      45               5.390%        ACT/360            6,600,000.00       6,528,855.10                        113      08/01/13
      46               5.767%        ACT/360            5,350,000.00       5,328,437.24                        116      11/01/13
      47               6.242%        ACT/360            5,340,000.00       5,320,482.79                        116      11/01/13
      48               5.510%        ACT/360            5,100,000.00       5,067,767.16                        114      09/01/13
      49               5.700%        ACT/360            5,000,000.00       5,000,000.00                        117      12/01/13
      50               6.260%        ACT/360            4,015,950.00       3,998,156.45                        115      10/01/13
      51               5.689%        ACT/360            3,600,000.00       3,536,997.78                        175      10/01/18
      52               6.371%        ACT/360            3,477,500.00       3,471,039.91                        118      01/01/14
      53               6.050%        ACT/360            3,340,000.00       3,330,640.43                        117      12/01/13
      54               5.870%        ACT/360            3,000,000.00       2,988,159.92                        116      11/01/13
      55               6.138%        ACT/360            2,000,000.00       1,991,464.03                        118      01/01/14
      56               5.096%        ACT/360          120,000,000.00     120,000,000.00                        118      01/01/14
    57.1                                               64,339,278.16      64,339,278.16
    57.2                                               27,636,379.44      27,636,379.44
    57.3                                               12,624,342.40      12,624,342.40
      57               4.775%        30/360           104,600,000.00     104,600,000.00                        114      09/01/13
      58               6.440%        ACT/360           30,880,000.00      30,657,509.16                        114      09/01/13
      59               5.750%        ACT/360           22,850,000.00      22,757,586.23                         88      07/01/11
      60               5.982%        ACT/360           19,000,000.00      18,961,964.13                        118      01/01/14
      61               6.096%        ACT/360           14,680,000.00      14,639,263.61                        117      12/01/13
      62               4.415%        ACT/360           13,975,000.00      13,847,938.00                         94      01/01/12
      63               5.350%        ACT/360           13,400,000.00      13,400,000.00                         56      11/01/08
      64               6.460%        ACT/360           11,500,000.00      11,459,848.02                        116      11/01/13
      65               5.553%        ACT/360           11,400,000.00      11,400,000.00                        117      12/01/13
      66               5.743%        ACT/360              909,831.00         908,734.73                        119      02/01/14
      67               5.743%        ACT/360            9,870,000.00       9,858,107.38                        119      02/01/14
                                                       10,779,831.00      10,766,842.11
      68               5.620%        ACT/360           10,125,000.00      10,064,224.98                        116      11/01/13
      69               5.410%        ACT/360            9,000,000.00       8,924,093.92                         76      07/01/10
      70               5.850%        ACT/360            5,440,000.00       5,381,286.42                        115      10/01/13
      71               5.858%        ACT/360            4,500,000.00       4,478,248.94                        115      10/01/13
      72               5.940%        ACT/360            4,450,000.00       4,428,865.00                        115      10/01/13
      73               5.743%        ACT/360            4,325,528.00       4,320,316.06                        119      02/01/14
    74.1                                                3,471,180.83       3,466,605.10
    74.2                                                  694,236.17         693,321.02

      74               5.116%        ACT/360            4,165,417.00       4,159,926.12                         59      02/01/09
      75               6.292%        ACT/360            3,656,250.00       3,649,353.41                        118      01/01/14
      76               5.116%        ACT/360            3,640,000.00       3,635,201.73                         59      02/01/09
      77               5.116%        ACT/360            3,550,619.00       3,545,938.55                         59      02/01/09
      78               5.116%        ACT/360            2,214,669.00       2,211,749.61                         59      02/01/09
      79               5.743%        ACT/360              504,000.00         503,392.72                        119      02/01/14
      80               5.743%        ACT/360              613,148.00         612,409.20                        119      02/01/14
      81               5.743%        ACT/360              618,204.00         617,459.11                        119      02/01/14
                                                        1,735,352.00       1,733,261.03
      82               5.940%        ACT/360           23,600,000.00      23,434,354.29                         95      02/01/12
      83               5.170%        ACT/360           12,675,000.00      12,562,572.09                         76      07/01/10
      84               6.240%        ACT/360            7,650,000.00       7,608,489.72                        114      09/01/13
      85               6.480%        ACT/360            2,825,000.00       2,803,019.63                        114      09/01/13
      86               6.360%        ACT/360            2,600,000.00       2,548,221.99                        174      09/01/18
    87.1                                                9,136,279.00       9,115,063.41
    87.2                                                6,363,721.00       6,348,943.64
      87               6.910%        ACT/360           15,500,000.00      15,464,007.05                        117      12/01/13

      88               5.350%        ACT/360           27,491,293.00      27,370,803.06                         56      11/01/08
      89               6.020%        ACT/360           16,204,901.00      16,204,901.00                        116      11/01/13
      90               6.327%        ACT/360           10,909,718.00      10,909,718.00                        140      11/01/15
      91               6.327%        ACT/360            9,870,562.00       9,870,562.00                        140      11/01/15
      92               5.785%        ACT/360            7,102,000.00       7,102,000.00                        116      11/01/13
      93               6.327%        ACT/360            6,320,000.00       6,320,000.00                        140      11/01/15
      94               6.327%        ACT/360            5,620,224.00       5,620,224.00                        140      11/01/15
      95               4.953%        ACT/360            5,600,000.00       5,573,459.35                         56      11/01/08
      96               5.798%        ACT/360            5,063,000.00       5,063,000.00                        116      11/01/13
      97               5.785%        ACT/360            4,920,000.00       4,920,000.00                        116      11/01/13
      98               5.350%        ACT/360            3,839,005.00       3,822,179.25                         56      11/01/08
      99               5.785%        ACT/360            3,001,000.00       3,001,000.00                        116      11/01/13
     100               6.194%        ACT/360            3,022,000.00       2,993,931.97                        113      08/01/13
     101               5.896%        ACT/360            2,900,000.00       2,891,604.27                        117      12/01/13
     102               5.886%        ACT/360            2,350,000.00       2,340,755.59                        116      11/01/13
     103               5.493%        ACT/360            1,760,000.00       1,760,000.00                        116      11/01/13
     104               5.350%        ACT/360            1,318,949.00       1,313,168.25                         56      11/01/08
   105.1                                                2,280,752.53       2,271,787.86
   105.2                                                2,141,823.44       2,133,404.84
   105.3                                                1,881,331.40       1,873,936.68
   105.4                                                1,696,092.62       1,689,425.99
     105               5.890%        ACT/360            8,000,000.00       7,968,555.37                        116      11/01/13
     106               5.490%        ACT/360            6,700,000.00       6,619,207.15                        172      07/01/18
     107               5.300%        ACT/360            6,500,000.00       6,450,525.51                        113      08/01/13
     108               5.700%        ACT/360            4,500,000.00       4,486,426.56                        117      12/01/13
     109               6.070%        ACT/360            4,200,000.00       4,188,280.45                        117      12/01/13
     110               6.068%        ACT/360            2,600,000.00       2,592,558.50                        118      01/01/14
     111               6.533%        ACT/360            1,331,500.00       1,324,611.74                        116      11/01/13
     112               6.265%        ACT/360              975,000.00         971,099.83                        117      12/01/13
     113               6.500%        ACT/360            7,334,000.00       7,261,109.19                         55      10/01/08

                                   Admini-      Primary      Master                                                Original
Sequence               Monthly     strative    Servicing    Servicing                                            Amortization
 Number    Due Date    Payment     Fee Rate    Fee Rate     Fee Rate     Ownership Interest       Crossed          (months)
--------   --------   ----------   --------    ---------    ---------    ------------------   ----------------   ------------
       1     1st      241,726.73    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
       2     1st      217,940.90    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
       3     1st      191,712.50    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
       4     1st      154,551.58    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
       5     1st       81,074.18    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
       6     1st       74,813.15    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
       7     1st       68,544.26    0.05170%     0.03000%      0.0500%       Fee Simple              No                   360
       8     1st       57,057.03    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
       9     1st       54,005.27    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      10     1st       50,518.95    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      11     1st       45,927.88    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      12     1st       44,357.97    0.05170%     0.03000%      0.0500%       Fee Simple              No                   360
      13     1st       42,205.81    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      14     1st       32,636.73    0.05170%     0.03000%      0.0500%       Fee Simple              No                   360
      15     1st       28,015.05    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      16     1st       25,939.29    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      17     1st       26,260.24    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      18     1st       21,165.91    0.09170%     0.07000%      0.0900%       Fee Simple              No                   360
      19     1st       21,933.02    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      20     1st       20,965.39    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      21     1st       21,137.63    0.11170%     0.09000%      0.1100%       Fee Simple              No                   300
      22     1st       20,216.71    0.06170%     0.04000%      0.0600%       Fee Simple              No                   360
      23     1st       18,376.58    0.11170%     0.09000%      0.1100%       Fee Simple              No                   360
      24     1st       17,269.69    0.10170%     0.08000%      0.1000%       Fee Simple              No                   360
      25     1st       16,911.33    0.05170%     0.03000%      0.0500%       Fee Simple              No                   360
      26     1st       15,514.28    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      27     1st       14,809.22    0.05170%     0.03000%      0.0500%       Fee Simple              No                   360
      28     1st       16,011.40    0.12170%     0.10000%      0.1200%       Fee Simple              No                   300
      29     1st        7,564.16    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      30     1st        6,545.91    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      31     1st              --    0.12170%     0.10000%      0.1200%       Fee Simple              No                     0
      32     1st      264,468.87    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      33     1st      242,923.68    0.12170%     0.10000%      0.1200%     Fee/Leasehold             No                   360
      34     1st      254,551.29    0.12170%     0.10000%      0.1200%       Fee Simple              No                   300
      35     1st      217,817.16    0.12170%     0.10000%      0.1200%       Fee Simple              No                   300
      36     1st      166,846.94   [See Note]    0.10000%     [See Note]     Leasehold               No                   360
      37     1st      106,262.67    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      38     1st       87,910.22    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      39     1st       70,917.67    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      40     1st       72,413.43    0.05170%     0.03000%      0.0500%       Fee Simple              No                   360
      41     1st              --    0.12170%     0.10000%      0.1200%       Fee Simple              No                     0
      42     1st       59,121.82    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      43     1st       50,416.26    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      44     1st              --    0.12170%     0.10000%      0.1200%       Fee Simple              No                     0
      45     1st       40,097.36    0.12170%     0.10000%      0.1200%       Fee Simple              No                   300
      46     1st       31,278.95    0.05170%     0.03000%      0.0500%       Fee Simple              No                   360
      47     1st       32,851.52    0.05170%     0.03000%      0.0500%       Fee Simple              No                   360
      48     1st       28,989.25    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      49     1st       29,816.95    0.12170%     0.10000%      0.1200%       Fee Simple              No                   336
      50     1st       24,753.02    0.08170%     0.06000%      0.0800%       Fee Simple              No                   360
      51     1st       29,777.30    0.05170%     0.03000%      0.0500%       Fee Simple              No                   180
      52     1st       21,685.98    0.05170%     0.03000%      0.0500%       Fee Simple              No                   360
      53     1st       20,132.48    0.05170%     0.03000%      0.0500%       Fee Simple              No                   360
      54     1st       17,736.55    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      55     1st       14,488.30    0.08170%     0.06000%      0.0800%       Leasehold               No                   240
      56     1st              --    0.04170%     0.02000%      0.0400%       Fee Simple              No                     0
    57.1                                                                   Fee/Leasehold             No
    57.2                                                                   Fee/Leasehold             No
    57.3                                                                     Fee Simple              No
      57     1st              --    0.03420%     0.01250%      0.0325%        Various                No                     0
      58     1st      204,157.72    0.12170%     0.10000%      0.1200%       Fee Simple              No                   312
      59     1st      133,346.40    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      60     1st      113,694.81    0.05170%     0.03000%      0.0500%       Fee Simple              No                   360
      61     1st       88,922.11    0.05170%     0.03000%      0.0500%       Fee Simple              No                   360
      62     1st       70,105.22    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      63     1st              --    0.07170%     0.05000%      0.0700%       Fee Simple              No                     0
      64     1st       72,385.57    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      65     1st       65,109.69    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      66     1st        5,305.65    0.12170%     0.10000%      0.1200%     Fee/Leasehold      Yes(BACM 04-1-A)            360
      67     1st       57,556.64    0.12170%     0.10000%      0.1200%     Fee/Leasehold      Yes(BACM 04-1-A)            360

      68     1st       62,904.03    0.12170%     0.10000%      0.1200%       Fee Simple              No                   300
      69     1st       50,593.97    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      70     1st       38,504.56    0.12170%     0.10000%      0.1200%       Fee Simple              No                   240
      71     1st       26,570.33    0.07170%     0.05000%      0.0700%       Fee Simple              No                   360
      72     1st       26,508.58    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      73     1st       25,224.20    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
    74.1                                                                   Fee/Leasehold             No
    74.2                                                                   Fee/Leasehold             No

      74     1st       22,655.81    0.12170%     0.10000%      0.1200%     Fee/Leasehold             No                   360
      75     1st       22,612.13    0.11170%     0.09000%      0.1100%       Fee Simple              No                   360
      76     1st       19,798.05    0.12170%     0.10000%      0.1200%     Fee/Leasehold             No                   360
      77     1st       19,311.91    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      78     1st       12,045.64    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      79     1st        2,939.06    0.12170%     0.10000%      0.1200%       Fee Simple       Yes(BACM 04-1-B)            360
      80     1st        3,575.56    0.12170%     0.10000%      0.1200%       Fee Simple       Yes(BACM 04-1-B)            360
      81     1st        3,605.04    0.12170%     0.10000%      0.1200%       Fee Simple       Yes(BACM 04-1-B)            360

      82     1st      151,190.74    0.12170%     0.10000%      0.1200%       Fee Simple              No                   300
      83     1st       69,365.09    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      84     1st       47,052.62    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      85     1st       19,039.31    0.12170%     0.10000%      0.1200%       Fee Simple              No                   300
      86     1st       22,449.17    0.12170%     0.10000%      0.1200%       Fee Simple              No                   180
    87.1                                                                     Fee Simple              No
    87.2                                                                     Fee Simple              No
      87     1st      102,186.72    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360

      88     1st      153,515.14    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      89     1st       97,365.04    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      90     1st       67,720.31    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      91     1st       61,269.92    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      92     1st       41,603.39    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      93     1st       39,230.38    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      94     1st       34,886.63    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      95     1st       29,899.65    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      96     1st       29,700.86    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      97     1st       28,821.27    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      98     1st       21,437.53    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
      99     1st       17,579.80    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
     100     1st       19,844.19    0.06170%     0.04000%      0.0600%       Fee Simple              No                   300
     101     1st       17,193.54    0.11170%     0.09000%      0.1100%       Fee Simple              No                   360
     102     1st       13,917.66    0.05170%     0.03000%      0.0500%       Fee Simple              No                   360
     103     1st        9,984.81    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
     104     1st        7,365.19    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
   105.1                                                                     Fee Simple              No
   105.2                                                                     Fee Simple              No
   105.3                                                                     Fee Simple              No
   105.4                                                                     Fee Simple              No
     105     1st       47,399.74    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
     106     1st       41,103.86    0.12170%     0.10000%      0.1200%       Fee Simple              No                   300
     107     1st       36,094.80    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
     108     1st       26,118.02    0.12170%     0.10000%      0.1200%       Fee Simple              No                   360
     109     1st       25,370.45    0.10170%     0.08000%      0.1000%       Fee Simple              No                   360
     110     1st       16,860.08    0.05170%     0.03000%      0.0500%       Leasehold               No                   300
     111     1st        9,017.86    0.12170%     0.10000%      0.1200%       Fee Simple              No                   300
     112     1st        6,440.82    0.05170%     0.03000%      0.0500%       Fee Simple              No                   300
     113     1st       54,680.33    0.12170%     0.10000%      0.1200%       Leasehold               No                   240


Sequence
 Number    Grace Period   Loan Group
--------   ------------   ----------
       1             10            1
       2             10            2
       3             10            2
       4             10            2
       5             10            2
       6             10            2
       7              5            2
       8             10            2
       9             10            2
      10             10            2
      11             10            2
      12             10            1
      13             10            2
      14              5            2
      15             10            2
      16             10            2
      17             10            2
      18             10            2
      19             10            2
      20             10            2
      21              5            2
      22              5            2
      23              5            2
      24              5            2
      25              5            2
      26              5            2
      27              5            2
      28              5            2
      29             10            2
      30             10            2
      31             10            1
      32              9            1
      33             10            1
      34             10            1
      35             10            1
      36             10            1
      37             10            1
      38             10            1
      39             10            1
      40              5            1
      41             10            1
      42             10            1
      43             10            1
      44             10            1
      45             10            1
      46              5            1
      47              5            1
      48             10            1
      49             10            1
      50             10            1
      51              5            1
      52              5            1
      53              5            1
      54             10            1
      55              5            1
      56              0            1
    57.1                           1
    57.2                           1
    57.3                           1
      57              0            1
      58             10            1
      59             10            1
      60              5            1
      61              5            1
      62             10            1
      63             10            1
      64             10            1
      65             10            1
      66             10            1
      67             10            1

      68             10            1
      69             10            1
      70             10            1
      71              5            1
      72             10            1
      73             10            1
    74.1                           1
    74.2                           1

      74             10            1
      75              5            1
      76             10            1
      77             10            1
      78             10            1
      79             10            1
      80             10            1
      81             10            1

      82              5            1
      83             10            1
      84             10            1
      85             10            1
      86             10            1
    87.1                           1
    87.2                           1
      87              0            1

      88             10            2
      89             10            1
      90             10            2
      91             10            1
      92             10            2
      93             10            1
      94             10            1
      95             10            1
      96             10            2
      97             10            1
      98             10            1
      99             10            1
     100             10            2
     101              5            2
     102              5            2
     103             10            1
     104             10            1
   105.1                           1
   105.2                           1
   105.3                           1
   105.4                           1
     105             10            1
     106             10            1
     107             10            1
     108             10            1
     109              5            1
     110              5            1
     111              5            1
     112              5            1
     113             10            1

For loan number 36 The Shops on Lake Avenue (57574) the Administrative Fee Rate is 0.11869059701492500% and the Master Servicing Fee Rate is 0.11699059701492500%

                                   SCHEDULE II

                 MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to (i) after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily mortgage lenders, as applicable, at the time of the origination of the particular Mortgage Loan and (ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans, and the Seller shall have made prudent inquiries of related servicers, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File (each such document, a "Loan Document") shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or not taking such action by the Seller or any servicer acting on its behalf.

            The Seller represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date:

                  (1) Mortgage Loan Schedule. The information pertaining to each
            Mortgage Loan set forth in the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") was true and correct in all material respects as of the Cut-off Date.

                  (2) Legal Compliance - Origination, Funding and Servicing. As
            of the date of its origination, and to the actual knowledge of the Seller as of the Closing Date, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                  (3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests, participation interests and/or of any other interests or encumbrances of any nature whatsoever and the Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan free and clear of all such liens, claims, pledges, charges and interests or encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan. The sale of the Mortgage Loans to the Purchaser does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Trustee and each such endorsement is genuine.

                  (4) No Holdbacks; Improvements Complete or Escrows
            Established. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, have been complied with in all material aspects or any such funds so escrowed have not been released; provided that partial releases of such funds in accordance with the applicable Loan Documents may have occurred.

                  (5) Legal, Valid and Binding Obligations. Each related
            Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor or guarantor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with its terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (6) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property and subject to limits on enforceability described in Paragraph (5). No Person other than the related Mortgagor owns any interest in any payments due under the related leases. Each related Assignment of Leases provides for the appointment of a receiver for rent, allows the holder to enter into possession to collect rents or provides for rents to be paid directly to the holder of the Mortgage upon an event of default under the Mortgage Loan documents.

                  (7) No Offset or Defense. There is no right of offset,
            abatement, diminution, or rescission or valid defense or counterclaim with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and, as of the Closing Date, to the Seller's actual knowledge no such rights have been asserted.

                  (8) Mortgage Status; Legal, Valid and Binding Obligations.
            Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee has been duly authorized, executed and delivered in recordable form by the Seller and constitutes the legal, valid, binding and enforceable assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage and Assignment of Leases is freely assignable upon notice to but without the consent of the related Mortgagor.

                  (9) Mortgage Lien. Subject to the exceptions set forth in
            Paragraph (5) above, each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property, subject only to the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (c) any other exceptions and exclusions (general and specific) set forth in the mortgagee policy of title insurance issued with respect to the Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, and (d) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases); and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy as described above and to the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and is not bonded over, escrowed for or covered by insurance.

                  (10) UCC Filings. The security agreements or other
            instruments, if any, related to the Mortgage Loan establish and create, and a UCC Financing Statement has been filed, recorded or submitted for recording in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC Financing Statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), except as enforceability may be limited by bankruptcy or other laws affecting enforcement of creditor's rights generally or by the application of the rules of equity, and except for certain personal property and fixtures subject to purchase money security interests and personal property leases permitted under the terms of the Mortgage Loan. In the case of a Mortgaged Property operated as a hotel, restaurant, healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, mobile home park or fitness center, such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, and the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns. In the case of each Mortgage Loan secured by a hotel, the related Loan Documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property. An assignment of each UCC Financing Statement relating to the Mortgage Loan has been delivered by Seller in blank which the Purchaser or Trustee, as applicable, or designee is authorized to complete and to file in the filing office in which such UCC Financing Statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC Financing Statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or any other personal property to the extent that the possession or control of such items or actions other than the filing of the UCC Financing Statement as required in order to effect such perfection.

                  (11) Taxes and Assessments. All taxes and governmental
            assessments or charges or water or sewer bills that prior to the Cut-off Date became due and owing in respect of each related Mortgaged Property have been paid, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or due and owing until the date on which interest or penalties may first be payable thereon.

                  (12) Condition of Property; No Condemnation; No Encroachments.
            In the case of each Mortgage Loan, one or more engineering assessments which included a physical visit and inspection of the Mortgaged Property were performed by an independent engineering consultant firm and except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Master Servicer, the related Mortgaged Property is, to the Seller's knowledge as of the Closing Date, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any material damage or deficiencies, material deferred maintenance or other similar conditions, either (a) an escrow of funds was required or a letter of credit was obtained in an amount equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial lender would deem appropriate under the circumstances sufficient to effect the necessary repairs or maintenance or (b) such repairs and maintenance have been completed. As of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Seller has no actual knowledge of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan and to the Seller's knowledge as of the Cut-off Date: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance referred to in Paragraph (13) below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the use or the value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance referred to in Paragraph
            (13) below.

                  (13) Title Insurance. The Seller has received an ALTA lender's title insurance policy or an equivalent form of lender's title insurance policy (or if such policy is not yet issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment, in either case marked as binding and countersigned by the title insurer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring the portion of each Mortgaged Property comprised of real estate and insuring the originator of such Mortgage Loan and its successors and assigns (as sole insureds) that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser), such Title Insurance Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Purchaser and its successors and assigns without consent or notice to the title insurer. The Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, (b) that there are no encroachments of any part of the building thereon over easements, and (c) that the area shown on the survey is the same as the property legally described in the related Mortgage.

                  (14) Insurance. All improvements upon each Mortgaged Property securing a Mortgage Loan are insured by all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located. Each Mortgaged Property was covered by a fire and extended perils included under the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve
            (12) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (b) the outstanding principal balance of such Mortgage Loan, and (c) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties; if any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period; all properties in Florida and within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina and South Carolina have windstorm insurance; any nonconformity with applicable zoning laws and ordinances (1) is not a material nonconformity and does not materially and adversely affect the use, operation or value of the Mortgaged Property, (2) constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty, (3) is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial or multifamily, as applicable, mortgage lenders, (4) is covered by a zoning endorsement covering any loss to the mortgagee resulting from such non-conformity or (5) is covered by insurance that will provide proceeds that, together with the value of the related land, will be sufficient to repay the Mortgage Loan; and additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). At origination, and to the Seller's knowledge as of the Closing Date, such insurance was, or is, as applicable, in full force and effect with respect to each related Mortgaged Property and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Loan Documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with the mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without 30 days' prior written notice to the mortgagee (or, with respect to non-payment, 10 days' prior written notice to the mortgagee) or such lesser period as prescribed by applicable law; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender after September 11, 2001 or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, for each Mortgage Loan, except as indicated on Schedule IIA(14), (A) the related all risk property casualty insurance policy and business interruption policy do not exclude acts of terrorism, or any related damage claims or (B) Borrower has obtained insurance satisfying the above coverage requirements against damage and business interruption resulting from acts of terrorism, from coverage as of the later of
            (i) the date of origination of the Mortgage Loan and (ii) the date as of which the policy was renewed or amended, and the related Loan Documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. The Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph (44) below).

                  (15) No Material Defaults. Other than payments due but not yet
            30 days or more delinquent (A) there exists no material default, breach, violation or event of acceleration under the related Loan Documents and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Seller or prior holder of such Mortgage Loan of an event of acceleration under the related Loan Documents, and (C) to Seller's actual knowledge no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents has occurred and is continuing; the Seller has not waived any material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other Loan Documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under the Loan Documents; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to the subject matter otherwise covered by any other representation and warranty made by the Seller in this
            Schedule II.

                  (16) Payment Record. Each Mortgage Loan is not, and in the
            prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace or cure period.

                  (17) Additional Collateral. The related Loan Documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than another Mortgage Loan.

                  (18) Qualified Mortgage. Each Mortgage Loan constitutes a
            "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8), assuming compliance with all of the requirements of a "foreclosure property" under Section 856(e)(4) by the Trustee, the Master Servicer, the Special Servicer, as applicable, and their respective agents, but without regard to the holding period requirements set forth in Section 856(e)(2). Prepayment Premiums and yield maintenance charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  (19) Environmental Conditions. One or more environmental site assessments meeting the requirements of the American Society for Testing and Materials in effect at the time the related report was or the related reports were prepared covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property (an "Environmental Report"), or an update of such an assessment, was performed by an experienced licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and thereafter updated such that, except as set forth on Schedule IIA(19), (a) such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser; and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) a party not related to the related Mortgagor with financial resources reasonably adequate to cure the subject violation in all material respects was identified as the responsible party for such condition or circumstance, (B) the related Mortgagor was required to provide additional security adequate to cure the subject violation in all material respects and to obtain an operations and maintenance plan,
            (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, or recommended only the implementation of an operations and maintenance program, which the Mortgagor is required to do, (D) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (E) the related Mortgaged Property identified on Schedule IIA(19) is insured under a policy of insurance against losses arising from such circumstances and conditions, (F) the circumstance or condition has been fully remediated, (G) the related Mortgagor provided a "no further action" letter or other evidence acceptable to the Seller and that would be acceptable to a reasonably prudent lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (H) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 2% of the outstanding principal balance of the related Mortgage Loan and (b) $200,000, (I) the related Mortgagor or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, or (J) a responsible party with financial resources reasonably adequate to cure the violation provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage, or other Loan Document in the Mortgage File, for each Mortgage Loan encumbering the Mortgaged Property requires the related Mortgagor to comply and cause the Mortgaged Property to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards or which could subject the Seller or its successors and assigns to liability under such laws. Each Mortgagor represents and warrants in the related Loan Documents generally to the effect that except as set forth in certain specified environmental reports and to the best of its knowledge that as of the date of origination of such Mortgage Loan, there were no hazardous materials on the related Mortgaged Property, and that the Mortgagor will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials, in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

                  (20) Customary Mortgage Provisions. The related Loan Documents contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if customary, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (21) Bankruptcy. No Mortgaged Property, nor any material
            portion thereof, is the subject of and no Mortgagor is a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

                  (22) Whole Loan; Interest Only; No Equity Participation or
            Contingent Interest. Each Mortgage Loan is a whole loan and not a participation interest in a loan. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for interest-only payments without principal amortization or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise nor holds any equity interest in any Mortgagor.

                  (23) Transfers and Subordinate Debt. The Mortgage Loan does not permit the related Mortgaged Property or any interest therein, including any ownership interest in the Mortgagor, to be encumbered by any mortgage lien or other encumbrance except the related Mortgage or the Mortgage of another Mortgage Loan without the prior written consent of the holder thereof. To Seller's knowledge, as of origination, and, to the Seller's actual knowledge as of the Closing Date, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The Loan Documents require the Mortgagor to pay all reasonable costs and expenses related to any required consent to any transfer or encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees. The Loan Documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any direct equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, issuance of non-controlling new equity interests, transfers that are subject to the holder's approval of transferee and satisfaction of certain conditions specified in the Loan Documents, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

                  (24) Waivers and Modification. The terms of the related Loan
            Documents have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any material respect, except pursuant to a written instrument duly submitted for recordation, to the extent required, and specifically included in the related Mortgage Loan File. No alterations, waivers, modifications or assumptions of any kind have been given, made or consented to by or on behalf of the Seller since November 25, 2003. The Seller has not taken any intentional action that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

                  (25) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator within the 12 months prior to the Closing Date.

                  (26) Releases of Mortgaged Property. Since origination, no portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than 125% of the related allocated loan amount of such Mortgaged Property specifically set forth in the related Loan Documents, (b) upon payment in full of such Mortgage Loan, (c) Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans in accordance with their terms, (d) Mortgage Loans which permit the related Mortgagor to substitute a replacement property subject to the satisfaction of enumerated conditions that would be acceptable to a reasonably prudent commercial or multifamily, as applicable, lender, but which do not include the consent or approval of the lender to the substitution or the substitute property, or (e) a portion of the Mortgaged Property that was not given any value in connection with either the initial underwriting or appraisal of the Mortgage Loan.

                  (27) Defeasance. With respect to any Mortgage Loan that
            contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note, Mortgage or other related Loan Document contained in the Mortgage File, provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Mortgagor of all related fees, costs and expenses as set forth below; requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires delivery of a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) when due, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Stated Maturity Date. Further, the Mortgage or other related Loan Document contained in the Mortgage File requires that an independent certified public accountant certify that such government securities are sufficient to make all such scheduled payments when due. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the release of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage or other related Loan Document provides that the related Mortgagor shall (or permits the mortgagee to require the Mortgagor to) (a) pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions reasonably required by the mortgagee under the related Loan Documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the Mortgage Loan or the related documents require (or permit the mortgagee to require) confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require (or permit the mortgagee to require) the Mortgagor to pay any Rating Agency fees and expenses.

                  (28) Local Law Compliance; Non-Conforming Uses or
            Improvements. To the Seller's knowledge as of the date of origination of such Mortgage Loan, and, to the Seller's actual knowledge, as of the Cut-off Date the Mortgaged Property and the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan was or are, as applicable, in material compliance with all applicable zoning laws including parking and ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, either law and ordinance insurance coverage has been obtained in amounts adequate to avoid loss to the mortgagee, or such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property).

                  (29) (reserved)

                  (30) Single-Purpose Entity. Each Mortgage Loan with an
            original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding, and to Seller's actual knowledge each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Loan Documents, substantially to the effect that such Mortgagor (i) is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; (ii) does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; (iii) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (iv) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Loan Documents; (v) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (vi) holds itself out as being a legal entity, separate and apart from any other person. In addition, with respect to all Mortgage Loans with an original principal balance of $15,000,000 or more, the Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: observe all entity level formalities and record keeping; conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis pursuant to written agreements; hold itself out as being a legal entity, separate and apart from any other person and such organizational documents provide that: any dissolution or winding up or insolvency filing for such entity is prohibited or requires the unanimous consent of an independent director or member or all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; and the Mortgagor shall have an outside independent director or member. The Mortgage File for each such Mortgage Loan having an original principal balance of $20,000,000 or more contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving its equity owner or group of equity owners having an equity interest greater than 49%. To Seller's actual knowledge, each Mortgagor has fully complied with the requirements of the related Mortgage Loan and Mortgage and the Mortgagor's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member.

                  (31) No Advances. No advance of funds has been made after
            origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

                  (32) Litigation or Other Proceedings. To Seller's knowledge, as of origination there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no, pending actions, suits, litigation, arbitration or other proceedings by or before any court, arbitrator or governmental authority against the Mortgagor (or any related guarantor to the extent the Seller would consider such guarantor material to the underwriting or such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that could reasonably be expected to materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or such guarantor's ability to meet its obligations under the related Loan Documents.

                  (33) No Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) is a fixed rate, and complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                  (34) Trustee Under Deed of Trust. If the Mortgage for any
            Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan and all such fees and expenses are the obligation of the Mortgagor under the Mortgage.

                  (35) Other Collateral; Cross-Collateralization. The related
            Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (36) (reserved)

                  (37) Escrow Deposits. All escrow deposits and payments
            required pursuant to the Loan Documents are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith, and all such escrows, deposits and payments will be conveyed by the applicable Seller to the Purchaser and identified as such with appropriate detail on the Closing Date.

                  (38) Licenses and Permits. The Mortgage Loan requires the
            related Mortgagor, to the extent required by law, to be qualified to do business, and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan based on any of: (i) a letter from governmental authorities,
            (ii) a legal opinion, (iii) an endorsement to the related Title Insurance Policy, (iv) a zoning report from a zoning consultant, or
            (v) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, and to the Seller's actual knowledge as of the Closing Date, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses and permits have otherwise been issued.

                  (39) Origination, Servicing and Collection Practices. The
            origination (or acquisition, as the case may be), collection, and the servicing practices used by the Seller and its affiliates or contractors engaged by it with respect to the Mortgage Loan have been in all respects legal and have met customary standards utilized by prudent commercial or multifamily, as applicable, lenders and servicers.

                  (40) Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

                  (41) Non-Recourse Exceptions. Each Mortgage Loan is
            non-recourse, except that the Mortgagor and either: a principal of the Mortgagor or other natural person, with assets other than any interest in the Mortgagor, has agreed to be jointly and severally liable for all liabilities, expenses, losses, damages, expenses or claims suffered or incurred by the holder of the Mortgage Loan by reason of or in connection with: (i) any fraud or material misrepresentation by the Mortgagor, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards or (iii) violation of applicable environmental laws or breaches of environmental covenants. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

                  (42) Separate Tax Parcels. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued), or, in certain instances, an application has been made to the applicable governing authority for creation of separate tax lots that shall be effective for the next tax year (and, with respect to tax parcels for which such application has been made, prior to the creation of such separate tax lots, taxes are being escrowed for the entire existing tax parcel), or is subject to an endorsement under the related Title Insurance Policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

                  (43) Financial Statements. Each Mortgage or related Loan
            Documents requires the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for Mortgage Loans with an original principal balance less than $3,000,000) and annual operating statements (or a balance sheet statement of income and expenses and a statement of changes in financial position), and such additional information regarding the Mortgagor and the Mortgaged Property as the owner or holder of the Mortgage may request which annual financial statements for all Mortgage Loans with an original principal balance greater than $20 million shall be audited by an independent certified public accountant upon the request of the holder of the Mortgage Loan.

                  (44) Fee/Leasehold Properties. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to Mortgage Loans that are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                        (a) Such Ground Lease or a memorandum thereof has been
                  duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

                        (b) Such Ground Lease is not subject to any liens or
                  encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, and provides that it shall remain prior to any mortgage or other lien upon the related Fee Interest;

                        (c) The Mortgagor's interest in such Ground Lease is
                  assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                        (d) Such Ground Lease is in full force and effect, and
                  the Seller has not received as of the Closing Date notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease;

                        (e) Seller or its agent has provided the lessor under
                  the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                        (f) The mortgagee under such Mortgage Loan is permitted
                  a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

                        (g) Such Ground Lease has a current term (including one
                  or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller and its successors and assigns) which extends not less than the greater of 10 years beyond the amortization term and 20 years beyond the Stated Maturity Date for the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Repayment Date, 10 years beyond the amortization term);

                        (h) Such Ground Lease requires the lessor to enter into
                  a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                        (i) Under the terms of such Ground Lease and the related
                  Loan Documents, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                        (j) Such Ground Lease does not impose any restrictions
                  on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

                        (k) Such Ground Lease may not be amended or modified
                  without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns;

                        (l) The terms of such Ground Lease have not been waived,
                  modified, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by the related Mortgage.

                  (45) Fee Simple Interest. Except with respect to the Mortgage
            Loans secured by Ground Leases, each of the Mortgagors (or its affiliates) has title in the fee simple interest in each related Mortgaged Property.

                  (46) ARD Loans. Each ARD Loan requires scheduled monthly
            payments of principal; if any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming that it is not otherwise in default, the rate at which such Mortgage Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin not less than 2 percent (2%); the Anticipated Repayment Date of any such Mortgage Loan is not less than 7 years from the date of origination; and after the Anticipated Repayment Date, the Loan Documents provide that excess cash flow after payment of expenses, including scheduled interest and capital expenditures approved by the lender, will be used to repay principal.

                  (47) Authorization in Jurisdiction. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

                  (48) No Negative Amortization; No Capital Contribution; No
            Financing for Incomplete Improvements. No Mortgage Loan, other than an ARD Loan (and then only after the Anticipated Repayment Date for such ARD Loan), provides for the negative amortization of interest. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the purpose of financing the construction of incomplete improvements on the related Mortgaged Property other than tenant improvements.

                  (49) No Fraud. Neither the Seller, the originator, nor any employee or agent of the Seller or the originator has participated in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To Seller's actual knowledge, no Mortgagor or guarantor is guilty of defrauding or making an intentional material misrepresentation to the Seller with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

                  (50) Grace Periods. The related Mortgage or Mortgage Note
            provides a grace period for delinquent Monthly Payments no longer than 10 days from the applicable Due Date other than as disclosed in the Mortgage Loan Schedule.

                  (51) Appraisals. The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal or a supplemental letter from the appraiser states that the appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

                  (52) Mortgagor Concentration. Except as disclosed in the
            Prospectus Supplement, (a) no Mortgagor is the Mortgagor with respect to more than one Mortgage Loan and (b) to the Seller's knowledge, no group of Mortgage Loans with affiliated mortgagors have an aggregate principal balance equaling more than $66,359,166.60.

                  (53) Environmental Insurance Policies. If the Mortgaged
            Property securing any Mortgage Loan is covered by a secured creditor environmental insurance policy, then:

                        (a) the Seller:

                                (i) has disclosed, or is aware that there has
                        been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

                                (ii) has delivered or caused to be delivered to
                        the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property,

                                in each case with respect to (i) and (ii) to the
                        extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy;

                        (b) all premiums for such insurance have been paid;

                        (c) has a term not less than 5 years beyond the term of
                  the Mortgage Loan (or 5 years beyond the Anticipated Repayment Date with respect to an ARD Loan) and is not cancelable during such term; and

                        (d) such insurance is in full force and effect.

                        If the Mortgage Loan is listed on Schedule IIA(53) and
                  the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect, such policy may not be cancelled or amended without the consent of the Seller or its successors and assigns and, to the Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses (a) and (b) of this Paragraph
                  (53).

                  (54) Access. The Mortgaged Property is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

         SCHEDULE IIA TO THE MORTGAGE LOAN PURCHASE AND SALE AGREEMENT
                BETWEEN BANC OF AMERICA COMMERCIAL MORTGAGE INC.
                            AND BANK OF AMERICA, N.A.

                              GENERAL EXCEPTION

Hines-Sumitomo Life
Portfolio (57635)                         One Loan, the HS A/B Loan, is
                                          evidenced by a split loan structure
                                          comprised of two senior pari passu
                                          notes referred to as the HS Senior
                                          Note A-2 and the HS Senior Companion
                                          Note A-1 and a subordinate note
                                          referred to as the HS Companion Note
                                          B. Only the HS Senior Note A-2 is
                                          included in the Trust Fund. As of the
                                          Cut-off Date, the HS Senior Companion
                                          Note A-1 and the HS Companion Note B
                                          are owned by a trust created pursuant
                                          to the HS Pooling Agreement related to
                                          the Banc of America Commercial
                                          Mortgage Inc. Commercial pass-Through
                                          Certificates, Series 2003-2
                                          transaction. The holders of the HS
                                          Senior Note A-2 and the HS Senior
                                          Companion Note A-1 have entered into
                                          the HS Co-Lender Agreement with the
                                          holder of the HS Companion Note B,
                                          which sets forth the rights of such
                                          holders. Pursuant to the terms of the
                                          HS Co-Lender Agreement, the HS A/B
                                          Loan is to be serviced as a single
                                          mortgage loan by the HS Master
                                          Servicer and the HS Special Servicer
                                          under the provisions of the HS Pooling
                                          Agreement. Accordingly, the originals
                                          of all documents contained in the
                                          related Mortgage File were delivered
                                          to the HS Trustee (and the HS Trustee
                                          is the mortgagee of record on all
                                          documents delivered thereto), with the
                                          exception of the HS Senior Note A-2
                                          and an allonge that will be delivered
                                          to the Trustee.

                              REPRESENTATION 14
                                  Insurance.

MHC Portfolio - Whispering Pines          The insurance provisions in the
(57661)                                   related loan documents explicitly
MHC Portfolio - Holiday Ranch             exclude terrorism coverage from the
(57632)                                   related borrower's required insurance
MHC Portfolio - Santiago Estates          coverage. Upon the occurrence of a
(57640)                                   terrorist act in which the related
MHC Portfolio - The Oaks at               Mortgaged Property may be involved,
Countrywood (57664)                       the related borrower will be required
MHC Portfolio - Sherwood Forest           to fund a terrorism reserve in an
(57633)                                   amount equal to three (3) months of
MHC Portfolio - The Highlands at          scheduled monthly payments.
Brentwood (57654)
MHC Portfolio - Shadowbrook (57669)
MHC Portfolio - Aspen Meadows (57675)

Brookfield Corporate Center-Verizon
(57412) The related loan documents provide that the related borrower will cooperate with mortgagee with respect to condemnation awards and insurance proceeds, subject to the terms of the related lease between such borrower, as landlord, and Cellco Partnership (Verizon), as tenant, (the "Operating Lease").

                                          The related loan documents provide
                                          that so long as there is no default
                                          under the Operating Lease, the
                                          provisions of the Operating Lease
                                          shall control the settlement and
                                          adjustment of insurance proceeds or
                                          condemnation awards and the
                                          restoration of the Mortgaged Property.

Dunwoody Place Apartments (57556)         The related loan documents do not
The Gables Apartments (53134)             specifically require the related
Mount Vernon Place Apartments (57555)     borrower to obtain terrorism
Bradford Woods Apartments fka CLK -       insurance, however such loan documents
Country Place Apartments (55804)          do require the borrower obtain such
                                          other reasonable insurance and in such
                                          reasonable amounts as mortgagee from
                                          time to time may reasonably request
                                          against such other insurable hazards
                                          which at the time are commonly insured
                                          against for property similar to the
                                          Mortgaged Property located in or
                                          around the region in which the
                                          Mortgaged Property is located.

Birkdale Village (57374)                  The related loan documents require the
                                          related borrower is required to
                                          maintain terrorism insurance in an
                                          amount not less than the replacement
                                          cost of the improvements provided that
                                          for so long as (i) such borrower is
                                          the owner of the Mortgaged Property
                                          and (ii) the related borrower
                                          principal maintains a net worth of not
                                          less than $1,000,000,000. The related
                                          loan documents require the related
                                          borrower to maintain terrorism
                                          insurance in an amount not less than
                                          $25,000,000.00. The related borrower
                                          and related borrower principal shall
                                          be jointly and severally liable for
                                          all damage to the Mortgaged Property
                                          in excess of the foregoing insurance.

Wellbridge (57571)                        Under the related loan documents, loss
                                          of rents is insured until such time as
                                          restoration is completed, with an
                                          extended period of indemnity
                                          endorsement which provides that the
                                          continued loss of income will be
                                          insured until such income either
                                          returns to the same level as it was
                                          prior to the loss, or the expiration
                                          of six (6) months from the date that
                                          restoration is completed and
                                          operations are resumed, whichever
                                          occurs first.

Firecreek Crossing (57714)                Thirty percent of the insurance
                                          coverage is provided by insurance
                                          providers with a claims paying ability
                                          of "BBB+" and up to 10% of the
                                          coverage is provided by either unrated
                                          carriers or by carriers rated below
                                          "BBB+" but which carry a claims paying
                                          ability of not less than "A-" and a
                                          financial size rating of not less than
                                          "VII" from A.M. Best.

                              REPRESENTATION 19
                   Environmental Conditions and Compliance.

MHC Portfolio - Whispering Pines (57661)  The related Phase I Environmental
                                          Report recommends that a Phase II
                                          environmental site assessment be
                                          performed to determine the presence
                                          and condition of fuel oil underground
                                          storage tanks on the Mortgaged
                                          Property.

Hines-Sumitomo Life Portfolio (57635)     The related borrower is obligated to
                                          remedy the following within 180 days
                                          of the related closing date:
                                          (a) 425 Lexington Avenue: (i)
                                          Emergency Generators. The related
                                          borrower is required to cause the
                                          correction of the registrations for
                                          the two (2) above ground storage tanks
                                          ("ASTs") that fuel the emergency
                                          generators at the property, as
                                          required under applicable law. (ii)
                                          Chemical Storage Areas. In order to
                                          store chemicals at the property, the
                                          related borrower is required to cause
                                          a certified environmental engineer to
                                          install secondary containment devises
                                          and flammable material cabinets in the
                                          portion of the property where the ASTs
                                          that fuel the energy generators are
                                          located.
                                          (b) 499 Park Avenue: (i) Emergency
                                          Generator. The related borrower is
                                          required to renew the existing air
                                          permit for the emergency generator at
                                          the property, as required under
                                          applicable law. (ii) Chemical Storage
                                          Area. In order to store chemicals at
                                          the property, The related borrower is
                                          required to cause a certified
                                          environmental engineer to install
                                          secondary containment devises and
                                          flammable material cabinets in the
                                          portion of the property where the ASTs
                                          that fuel the energy generators are
                                          located.
                                          (c) 1200 Nineteenth Street: The
                                          related borrower is required to hire a
                                          qualified consultant to perform the
                                          lead-based paint remediation as
                                          recommended in the environmental
                                          report prepared by ECS Ltd, and
                                          deliver to the mortgagee a copy of the
                                          completed report.

                              REPRESENTATION 22
   Whole Loan; Interest Only; No Equity Participation or Contingent Interest.


Birkdale Village (57374)                  The related monthly payments are
Honeywell Building (57515)                required to be interest-only without
Village Square at Golf (57584)            principal amortization.
Turkey Creek Phase II (57583)
Hines - Sumitomo Life Office
Portfolio (57365)
Leo Burnett Building (57708)

Mercantile East Shopping Center (57475)   The related loan is interest only for
                                          the first five (5) years of the term.

MHC Portfolio - The Highlands at          The related loan is interest only for
Brentwood (57654)                         the first thirty-six (36) months of
MHC Portfolio - Whispering Pines          the term.
(57661)
MHC Portfolio - Shadowbrook (57669)
MHC Portfolio - Aspen Meadows
(57675)

Mount Vernon Place Apartments             The related loan is interest only for
(57555)                                   the first two (2) years of the term.
Dunwoody Place Apartments (57556)
MHC Portfolio - Santiago Estates
(57640)
Highpoint Marketplace (57373)
Waterpark at Briarwood (57692)
Sterling University Estates (57480)
Marketplace East (57491)
Bradford Woods Apartments fka CLK-
Country Place Apartments (55804)
Farmington Gates Apartments (57696)
Continental Communities - Lincoln
Park MHC (57599)
Continental Communities - Arlington
Valley MHC (57596)
Ahwatukee Foothills Towne Center
(57622)
Continental Communities - Wheatland
Estates MHC (57604)
Ridgeway Commons Apartments (57697)
Continental Communities - Sunset
Village MHC (57602)
Continental Communities - North
Shore MHC (57600)

Park Village Apartments (57737)           The related loan is interest only for
                                          the first year of the term.

                              REPRESENTATION 23
                       Transfers and Subordinate Debt.

Wabash Landing Apartments (56520)         The mortgagee is required to permit
Ahwatukee Foothills Towne Centre          certain subordinate financing (not
(57622)                                   secured by the related Mortgaged
Continental Communities - Lincoln         Property) subject to the conditions
Park MHC (57599)                          set forth in the related loan
Continental Communities - Heritage        documents, which conditions shall
North MHC (57605)                         include, without limitation, the
Continental Communities - Arlington       satisfaction of a loan-to-value test
Valley MHC (57596)                        and the execution of an intercreditor
Continental Communities - Wheatland       or standstill agreement acceptable to
Estates MHC (57604)                       the mortgagee.
Continental Communities - Sunset
Village MHC (57602)
Continental Communities - North
Shore RV MHC (57600)
Waterpark at Briarwood (57692)
Galaxy Office Park I (57463)
Bradford Woods Apartments
fka CLK -
Country Place Apartments (55804)
The Arbors of Killeen (57690)
Mercantile East Shopping
Center (57475)
5-The Atrium Medical Offices 35941B
(57850)
3-Medical Services Building 37952B
(57858)
5-2201 Medical Plaza 34222A (57838)
3-Augusta Professional Building
131004B (57865)
DR-Mission Oaks Office Building
30572G (57853)
5-Building C 34222G (57891)
4-Garage Annex Women's Hosp 34319E
(57898)
4-Tace 34222H (57890)
5-Building C 34222G (57891)
4-2222 State 34222F (57888)

Honeywell Building (57515)                The related borrower has a subordinate
                                          loan to serve as means for investment
                                          in the borrower without taxation,
                                          which is subordinate in all respects
                                          per the related intercreditor
                                          agreement.

Hines - Sumitomo Life Office              The related loan documents permit the
Portfolio (57365)                         transfer, in one or a series of
                                          transactions, of the stock,
                                          partnership interests, or membership
                                          interest (as the case may be) in a
                                          restricted party (as defined in the
                                          related loan documents) subject to the
                                          conditions set forth in the related
                                          loan documents. The related loan has
                                          existing mezzanine debt in the amount
                                          of $42,288,469 as of the Closing Date.
                                          The related loan documents permit a
                                          sale or pledge of interests in the
                                          related mezzanine borrower in
                                          connection with the related mezzanine
                                          loan subject to the conditions set
                                          forth in the related mezzanine loan
                                          documents.

Sheraton Four Points Hotel-San            The related borrower has incurred
Diego, CA (51838)                         certain unsecured debt, which
                                          indebtedness (i) is not secured by the
                                          Mortgaged Property or a pledge of
                                          equity interests in such borrower,
                                          (ii) is on commercially reasonable
                                          terms and conditions, (iii) is in an
                                          amount less than or equal to
                                          $1,000,000.00, (iv) is evidenced by
                                          documentation satisfactory to
                                          mortgagee in its sole discretion, and
                                          (v) is subordinated to the loan by a
                                          subordination and standstill agreement
                                          substantially in the form agreed to at
                                          the closing of the loan.

                              REPRESENTATION 24
                          Waivers and Modification.

Hillsborough Promenade (57538)            The related Lender has consented to a
                                          120 day extension of the timeperiod
                                          for the related borrower to obtain a
                                          final certificate of occupancy for a
                                          portion of the Mortgaged Property;
                                          however a temporary certificate of
                                          occupancy is required to be maintained
                                          during such extended timeperiod.

                              REPRESENTATION 26
                       Releases of Mortgaged Property.

Hillsborough Promenade (57538)            The related loan documents permit the
                                          release of portions of the related
                                          Mortgaged Property, provided the
                                          related borrower delivers evidence
                                          satisfactory to mortgagee that (i) the
                                          remaining Mortgaged Property complies
                                          with all legal requirements and
                                          constitutes a separate tax lot, (ii)
                                          the parcel to be released remains
                                          unimproved, (iii) the release does not
                                          adversely affect ingress or agrees,
                                          (iv) the release documents do not
                                          impose any new obligations, (v)
                                          borrower obtains all necessary
                                          consents, approvals or permits with
                                          respect to such release, (vi) the
                                          parcel to be released has been
                                          transferred to an entity other than
                                          borrower, (vii) the release does not
                                          give any tenant the right to cancel
                                          its lease and (viii) the release is
                                          necessitated by and is made in
                                          accordance with the terms and
                                          conditions of the lease related to the
                                          Mortgaged Property with Kohl's
                                          Department Stores, Inc.

MHC Portfolio - Sherwood Forest           The related loan documents permit the
(57633)                                   release of a portion of the Mortgaged
                                          Property from the lien of the loan,
                                          provided the related borrower delivers
                                          satisfactory evidence that: (i) the
                                          remaining property encumbered by the
                                          mortgage is required to comply with
                                          all legal requirements, (ii) the
                                          Mortgaged Property remaining
                                          encumbered by the Mortgage constitutes
                                          a separate tax parcel (iii) the
                                          released parcel, at the time of the
                                          release, remains an unimproved parcel,
                                          (iv) such release is required to not
                                          adversely affect ingress and egress to
                                          or from the Mortgaged Property, (v)
                                          the documents with respect to such
                                          release is required to not impose any
                                          obligations or otherwise burden the
                                          Mortgaged Property in any way, (vi)
                                          borrower has obtained or caused to be
                                          obtained all necessary approvals,
                                          consents or permits for the release
                                          and (vii) the release parcel is
                                          required to be transferred to an
                                          entity other than borrower or any SPE
                                          Component Entity (as defined in the
                                          loan documents).

                                          The related borrower is also required
                                          to deliver: (i) an updated title
                                          insurance policy, (ii) if the loan is
                                          part of a securitization, an opinion
                                          of counsel acceptable to mortgagee and
                                          the Rating Agencies that the release
                                          will not constitute a "significant
                                          modification" of the loan under
                                          Section 1001 of the Internal Revenue
                                          Code, (iii) such amendments or
                                          modifications to the loan documents
                                          and (iv) payment of all mortgagee's
                                          expenses in relation to the release.

Hines-Sumitomo Life Portfolio             The related loan documents permit the
(57365)                                   release of one of the three properties
                                          securing the related loan upon the
                                          payment of a release price set forth
                                          in the loan agreement and the
                                          satisfaction of certain other legal
                                          and underwriting requirements more
                                          fully set forth therein.

                                          Additionally, the loan agreement
                                          permits the release of one of the
                                          three properties securing the related
                                          mortgage loan and the substitution of
                                          a new property no more than three
                                          times during the loan term upon the
                                          payment in full of the related
                                          mezzanine loan and the satisfaction of
                                          certain other legal and underwriting
                                          requirements more fully set forth in
                                          the loan agreement.

2090 Woodward (57464)                     The related lender has agreed to
                                          release a portion of the Mortgaged
                                          Property on or before the date which
                                          is 18 months from the related closing
                                          date upon the satisfaction of certain
                                          conditions set forth in the loan
                                          documents, which conditions include
                                          the following: no event of default
                                          exists, and the related lender
                                          receives (a) all materials required to
                                          underwrite the request, (b) an updated
                                          survey, (c) evidence that the portion
                                          of the Mortgaged Property is required
                                          to continue to be in compliance with
                                          applicable laws, (d) an appraisal
                                          which indicates that the Mortgaged
                                          Property remaining after such release
                                          is required have a value of not less
                                          than $3,500,000.

Shurgard Portfolio (57558)                The related loan documents permit the
                                          release of a portion of the Mortgaged
                                          Property, approximately 4.75 acres,
                                          provided: (i) no default or event of
                                          default exists, (ii) the related
                                          borrower has provided mortgagee with a
                                          written request at least 30 days prior
                                          to the release date, (iii) borrower is
                                          required to deliver to mortgagee all
                                          materials mortgagee may need in order
                                          to underwrite and process the release
                                          of the parcel, (iv) the remaining
                                          parcel is required to have rights of
                                          ingress and egress and no such rights
                                          will be granted to the release parcel
                                          through the remaining parcel, (v)
                                          mortgagee must be satisfied that the
                                          remaining parcel will comply with all
                                          Legal Requirements (as defined I the
                                          Loan Documents), (vi) the proposed use
                                          of the release parcel will not violate
                                          any terms of any lease affecting the
                                          remaining parcel and such restriction
                                          is required to be recorded, (vii) both
                                          parcels are required to be separate
                                          tax parcels, (viii) title to the
                                          release parcel is required to be
                                          conveyed to a party other than
                                          borrower, (ix) the release parcel is
                                          required to be unimproved, (x)
                                          borrower is required to deliver an
                                          updated title policy endorsement, (xi)
                                          borrower is required to deliver
                                          opinions of legal counsel as required
                                          by mortgagee, and if a securitization
                                          shall have occurred, legal opinions to
                                          the effect that the release will not
                                          affect the REMIC status of the
                                          securitization and if required by
                                          mortgagee, a Rating Agency
                                          confirmation, (xii) borrower is
                                          required to prepare all documents to
                                          affect the release, to be approved by
                                          mortgagee and (xiii) all agreements
                                          and instruments are required to be in
                                          form and substance reasonably
                                          acceptable to mortgagee .

                                          Mortgagee is not required to release
                                          the release parcel if at the time of
                                          release or at any time prior thereto
                                          any material adverse change has
                                          occurred with respect to the Mortgaged
                                          Property, the related borrower or the
                                          related borrower principal.

The Shops on Lake Avenue (57574)          The related loan documents permit the
                                          release of a portion of the Mortgaged
                                          Property known as the San Pasqual
                                          Parcel, upon the satisfaction of
                                          certain conditions set forth in the
                                          related loan documents, which
                                          conditions include the following:
                                          mortgagee will have received: (a) an
                                          endorsement to the Title Insurance
                                          Policy or an opinion of counsel
                                          indicating that the remaining
                                          Mortgaged Property will be in
                                          compliance with all applicable legal
                                          requirements, (b) a written
                                          certification from borrower that the
                                          release is required to not involve any
                                          parking areas necessary to comply with
                                          any requirements set forth under
                                          leases of space at the Mortgaged
                                          Property and simultaneously with the
                                          San Pasqual Release, the related
                                          borrower is required to cause the
                                          ground lessor to convey fee simple
                                          title to the San Pasqual Release
                                          Parcel to an affiliate of the related
                                          borrower, (c) documentation typically
                                          required by a prudent mortgagee
                                          necessary to effectuate the San
                                          Pasqual Release, in form and content
                                          consistent with that then customarily
                                          used by mortgagee and/or required by
                                          applicable law, (d) an updated
                                          environmental report with respect to
                                          the San Pasqual Release Parcel which
                                          is required to provide that there are
                                          no environmental issues or conditions,
                                          any violations of any environmental
                                          laws, any liabilities or environmental
                                          liens existing with respect to the San
                                          Pasqual Release Parcel, and (e) an
                                          opinion of counsel for the related
                                          borrower that is standard in
                                          commercial lending transactions and
                                          subject only to customary
                                          qualifications, assumptions and
                                          exceptions opining, among other
                                          things, that if a securitization of
                                          any portion of the loan has occurred,
                                          the REMIC trust formed pursuant to
                                          such securitization will not fail to
                                          maintain its status as a "real estate
                                          mortgage investment conduit" within
                                          the meaning of Section 860D of the
                                          Internal Revenue Code as a result of
                                          the partial release.

                              REPRESENTATION 30
                            Single-Purpose Entity.

MHC Portfolio - Sherwood Forest
(57633) The related borrower's limited liability agreement provides that such borrower is required not be required to preserve and keep in full force and effect its existence, rights and franchises if (i) the sole member determines that the preservation thereof is no longer desirable for the conduct of its business and that the loss thereof is not disadvantageous in any material respect to such borrower and (ii) the "Rating Agency Condition" (as defined below) is satisfied.

                                          "Rating Agency Condition" means, prior
                                          to a securitization, the prior consent
                                          of related mortgagee and, following a
                                          securitization, upon ten (10) days
                                          prior notice to the rating agencies, a
                                          notification to the related borrower
                                          that such action will not result in a
                                          reduction or withdrawal of the then
                                          current rating of any of the
                                          securities issued by the
                                          securitization trust.

Firecreek Crossing (57714)                The related borrower has no
Olive Grove Apartments (57550)            independent director.

                              REPRESENTATION 35
                  Other Collateral; Cross-Collateralization.

Bradford Woods Apartments fka CLK -       The related loan documents
Country Place Apartments (55804)          specifically require the related
                                          borrower to maintain a letter of
                                          credit in the form of either (i) a
                                          pool letter of credit in an amount of
                                          $31,306,511.00, or (ii) an individual
                                          letter of credit for $31,306,511.00
                                          An irrevocable standby letter of
                                          credit (the "Letter of Credit") in the
                                          amount of $8,473,027.00 for the
                                          benefit of mortgagee was included in
                                          the related loan documents. A
                                          spreadsheet attached to the Letter of
                                          Credit states that the Letter of
                                          Credit Amount for the Loan is
                                          $1,470,000.00, which amount was
                                          subsequently decreased to $400,911.00.

                              REPRESENTATION 41
                           Non-Recourse Exceptions.

Mercantile East Shopping Center           The related borrower principal is not
(57475)                                   an individual.
MHC Portfolio - The Oaks at
Countrywood (57664)
MHC Portfolio - Sherwood Forest
(57633)
1804 Plaza Avenue (57403)
Galaxy Office Park I (57463)
Wood Hollow Corporate Center (57695)
4530 Wisconsin Avenue NW (57186)
Brookfield Corporate Center -
Verizon (57412)
Sterling University Estates (57480)
Shurgard Self-Storage Properties
Woodruff Self Storage (57558)
Shurgard Portfolio (57558)
Pioneer Parkway Self Storage (57413)
G&K Fairvalley Villas (57625)
Village Square at Golf (57584)
Turkey Creek Phase II (57583)
MHC Portfolio - Shadowbrook (57669)
MHC Portfolio - Aspen Meadows
(57675)
MHC Portfolio - The Highlands at
Brentwood (57654)
MHC Portfolio - Santiago Estates
(57640)
Firecreek Crossing (57714)
SBC Center (fka Ameritech Center)
(57466)
Palm Crossing at Fort Lauderdale
Commerce Center (57329)
Waterpark at Briarwood (57692)
Marketplace East (57491)
Wellbridge (57571)
Continental Communities -Lincoln
Park MHC (57599)
South Star Self Storage (57389)
Continental Communities - Heritage
North MHC (57605)
Continental Communities - Arlington
Valley MHC (57596)
Continental Communities -Wheatland
Estates MHC (57604)
MHC Portfolio -Holiday Ranch (57632)
Continental Communities (Sunset
Village MHC) (57602)
2090 Woodward (57464)
Continental Communities - North
Shore RV MHC (57600)
Leo Burnett Building (57708)

Dunwoody Place Apartments (57556)         There is no Borrower Principal for the
Ahwatukee Foothills Towne Center          related Mortgage Loan.
(57622)
Honeywell Building (57515)
Hines - Sumitomo Life Office
Portfolio (57365)
Mount Vernon Place Apartments
(57555)
Highpoint Marketplace (57373)
3-Medical Services Building 37952B
(57858)
5-The Atrium Medical Offices 35941B
(57850)
5-2201 Medical Plaza 34222A (57838)
3-Augusta Professional Building
131004B (57865)
5-Building C 34222G (57891)
DR-Mission Oaks Office Building
30572G (57853)
4-Garage Annex Women's Hosp 34319E
(57898)
5-7580 Fannin 34319C (57832)
4-Tace 34222H (57890)

Hines - Sumitomo Life Office              Only the related borrower is liable
Portfolio (57365)                         for the recourse carveouts. There is
                                          no carve-out for violation of
                                          applicable environmental laws or
                                          breaches of environmental covenants.

Village at Redondo Beach (57744)          The carve out for fraud and
                                          misrepresentation is limited to
                                          written fraud or misrepresentation.

Plaza at the Parks (57303)                The carve out for the related
                                          borrower's misapplication of rents,
                                          security deposits, and insurance
                                          proceeds or awards is limited to
                                          "intentional" misapplication.

                              REPRESENTATION 42
                            Separate Tax Parcels.

Brookfield Corporate Center-Verizon       The related Mortgaged Property is
(57412)                                   taxed separately in regards to the
                                          "fee parcel". The related Mortgaged
                                          Property is not taxed separately in
                                          regards to the "easement parcels".

Dunwoody Place Apartments (57556)         As of the related closing date, a
                                          portion of the Mortgaged Property had
                                          not been assessed for real estate tax
                                          purposes. Certain portions of the
                                          property are considered tax exempt or
                                          have not been formerly assessed for
                                          taxes. The related borrower covenants
                                          to have all parcels converted to
                                          regular tax parcels on or before March
                                          31, 2004.

                              REPRESENTATION 43
                            Financial Statements.

Birkdale Village (57374)                  The related Mortgaged Property's
                                          operating statements are required to
                                          be audited by an acceptable accountant
                                          following the occurrence of an event
                                          of default pursuant to the related
                                          loan documents, not solely upon the
                                          request of the holder of the loan.

Mount Vernon Place Apartments             The operating statements, balance
(57555)                                   sheets, profit and loss statements,
Dunwoody Place Apartments (57556)         statements of cash flows and
                                          statements of change in financial
                                          position to be delivered to mortgagee
                                          by the related borrower are required
                                          to be audited by an acceptable
                                          accountant following the occurrence of
                                          an event of default pursuant to the
                                          related loan documents, not upon the
                                          request of the holder of the loan.

Firecreek Crossing (57714)                The related loan documents do not
                                          contain a requirement for audited
                                          statements.

                              REPRESENTATION 44
                          Fee/Leasehold Properties.

Sheraton Four Points Hotel - San          The related ground lessor will enter
Diego, CA (51838)                         into a new lease with mortgagee only
                                          following a rejection under Title 11
                                          of the U.S. Code or a termination due
                                          to extreme circumstances (war, riot,
                                          etc.).

                                          The related ground lessor's consent is
                                          required for any assignment of the
                                          Lease or subletting of any portion of
                                          the Mortgaged Property; however,
                                          following a foreclosure, such ground
                                          lessor is required to consent to an
                                          assignment if such assignee is
                                          financially capable, has a favorable
                                          business reputation, maintains a hotel
                                          franchise arrangement with a
                                          franchisor having a reputation, image
                                          and experience equal to or better than
                                          that of the current franchisor,
                                          Sheraton Four Points Hotel, and
                                          complies with City of San Diego
                                          Charter Section 225.

The Shops on Lake Avenue (57574)          The related ground lessor has the
                                          right to approve assignments of the
                                          Lease except that this right has been
                                          waived in the event of a foreclosure,
                                          however all assignments and transfers
                                          thereafter are subject to such ground
                                          lessor's approval rights.

                                          The related ground lessor is not
                                          required under the Lease to provide
                                          notice of default to Seller; however,
                                          the related borrower has made an
                                          affirmative covenant to provide such
                                          notice and failure to provide notice
                                          of termination results in the related
                                          Loan becoming fully recourse the
                                          borrower and the related borrower
                                          principal.

                           BACM 2004-1 SECURITIZATION

                                  SCHEDULE IIA

                 EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                  WITH RESPECT TO THE BRIDGER MORTGAGE LOANS


Schedule IIA (8) Mortgage Status; Legal, Valid and Binding Obligations

      With respect to each Bridger Mortgage Loan, (i) because the Assignment of Leases is a part of the Mortgage, there is no separate assignment of Assignment of Leases document and (ii) no notice of assignment is required to be given to the Mortgagor with respect to an assignment of the Mortgage and Assignment of Leases.

Schedule IIA (14) Insurance

      With respect to each Bridger Mortgage Loan, the related Mortgage requires the Mortgagor to maintain such insurance as the Mortgagee may require, and thus permits the Mortgagee to require the maintenance of the insurance described in this section.

      With respect to the Walgreens Norfolk Mortgage Loan, the tenant (Walgreen Co.) self-insures the related Mortgaged Property except that there is no express coverage for business rent loss because Walgreens is required to continue paying rent in the event of a casualty.

      The business rent loss insurance with respect to the Martin Self Storage Mortgage Loan covers only six (6) months of operations and is the maximum business rent loss coverage available for coastal properties in North Carolina.

Schedule IIA (17)  Additional Collateral

      The Loan Documents with respect to the Cooper Point Apartments Mortgage Loan permit the Mortgagor to incur debt secured on a subordinate basis by the related Mortgaged Property with the Mortgagee's consent and provided that certain financial criteria and other requirements are satisfied.

Schedule IIA (19) Environmental Conditions and Compliance

      The following Bridger Mortgage Loans have environmental insurance:

            (a) the Mortgaged Property with respect to each of the Wesclay and Woodhaven Apartments Mortgage Loan and the Country View Apartments Mortgage Loan is covered by a secured creditor environmental insurance policy; and

            (b) one of the tenant spaces of the Mortgaged Property with respect to the Irvine Technology Center Mortgage Loan is covered by an environmental insurance policy in the amount of $5.0MM obtained by the related Mortgagor prior to the origination of that Mortgage Loan, which policy designates the Mortgagee as a loss payee.

      With respect to the Marlboro Square Shopping Center Mortgage Loan, due to the presence of a dry-cleaning facility, a Phase II subsurface investigation was performed in June 2003 and revealed PCE levels of 6.5 mg/L (together with trace amounts of other contaminants), which is above the Cleanup Standard of 5 mg/L set by the Maryland Department of the Environment ("MDE"). Although the levels of PCE exceeded the MDE Cleanup Standards for groundwater, the Phase II consultant concluded that active remediation at the site was not necessary (based in part on the lack of risk posed to human health and safety) but recommended that hazardous substances handling practices at the dry cleaner be reviewed and that the Mortgaged Property be enrolled in the MDE Voluntary Cleanup Program ("VCP"). The Mortgagee collected an escrow to cover 125% of the total estimated costs for VCP application, additional reports, potential additional testing and required follow-up work necessary to obtain a "No Further Requirements Determination" from MDE and reserved the right to require a final inspection and report prior to releasing that escrow.

Schedule IIA (23) Transfers and Subordinate Debt

      With respect to the Trail West Apartments Mortgage Loan, a loan in the amount of $185,000.00 is secured on a subordinate basis by the related Mortgaged Property.

      The Loan Documents with respect to the Northgate Village Mortgage Loan permit the pledge of the non-managing membership interests to secure subordinate debt subject to the Mortgagee's approval and satisfaction of certain specified financial criteria and other conditions.

      The Loan Documents with respect to the Cooper Point Apartments Mortgage Loan permit the Mortgagor to incur debt secured on a subordinate basis by the related Mortgaged Property subject to the Mortgagee's approval and satisfaction of certain specified financial criteria and other requirements.

Schedule IIA (35)  Other Collateral; Cross-Collateralization

      With respect to the Trail West Apartments Mortgage Loan, a loan in the amount of $185,000.00 is secured on a subordinate basis by the related Mortgaged Property.

Schedule IIA (37) Escrow Deposits

      It is anticipated that the primary servicers of the Bridger Mortgage Loans will retain possession of the escrows, deposits and payments on behalf of the Depositor, rather than conveying possession thereof to the Depositor on the Closing Date.

Schedule IIA (38) Licenses and Permits

      With respect to the Bridger Mortgage Loans, the related Mortgages include a representation that the Mortgagor is qualified to do business in all jurisdictions in which such qualification is required, but do not include a covenant that such qualification shall be maintained, but do include a covenant that the Mortgagor will maintain all permits and licenses required by applicable law for the Mortgagor to conduct the business in which it is engaged.

Schedule IIA (41) Non-Recourse Exceptions

      Each of the Bridger Mortgage Loans (except the Inlet View Apartments Mortgage Loan, the Northgate Village Mortgage Loan and the Wesclay and Woodhaven Apartments Mortgage Loan) have a carve-out for "fraud or intentional misrepresentation" rather than "fraud or material misrepresentation."

      The Inlet View Apartments Mortgage Loan and the Northgate Village Mortgage Loan have a carve-out for "fraud or misrepresentation" rather than "fraud or material misrepresentation."

      The Wesclay and Woodhaven Apartments Mortgage Loan has a carve-out for "willful fraud or intentional misrepresentation" rather than "fraud or material misrepresentation."

      With respect to the Country View Apartments Mortgage Loan, an environmental insurance policy was obtained in lieu of obtaining any recourse liability against or a guaranty from a principal of the Mortgagor or other natural person for violations of environmental laws or breaches of environmental covenants.

      With respect to the Irvine Technology Center Mortgage Loan, a limited liability company rather than a principal of the Mortgagor or other natural person is the guarantor.

      With respect to the Wesclay and Woodhaven Apartments Mortgage Loan, a corporation rather than a principal of the Mortgagor or other natural person is the guarantor.

Schedule IIA (43) Financial Statements

      With respect to the following Bridger Mortgage Loans, the related Loan Documents require the delivery of at least quarterly operating statements, as well as an annual balance sheet of the Mortgagor (but such Loan Documents do not specifically require (i) the delivery of an annual operating statement or (ii) that the annual balance sheet include a statement of changes in financial position):

            Lakewood Club Apartments
            Marlboro Square Shopping Center
            Public Square Office
            Sandlin Villas Apartments
            Twin Valley Estates MHC
            Cooper Point Apartments
            Quick Stop Self Storage
            Martin Self Storage
            Palace Centre East
            Storage Depot - Killeen
            Moon Valley MHC
            Streetsboro Market Square
            Country View Apartments
            Windwhistle Apartments
            Medical Arts Center
            Bethany Towers

Schedule IIA (44)  Fee/Leasehold Properties

      With respect to the Grant Avenue Self Storage Mortgage Loan:

                  (b) The fee interest in the Mortgaged Property is encumbered by two deeds of trust in favor of First Bank & Trust ("First Bank") that secure an aggregate amount of $1.7MM. First Bank has agreed to the encumbrance of the Mortgagor's leasehold interest by the Mortgagee and has also agreed that, if it forecloses on the fee interest in the Mortgaged Property, then (i) the Ground Lease will remain in full force and effect (or First Bank will enter into a new ground lease with Mortgagor or Mortgagee, as applicable), (ii) the Mortgage will remain in full force and effect, and (iii) it will not disturb the tenancy of Mortgagor. In addition, each of the lessor and Mortgagor have agreed to not subordinate the Ground Lease to any mortgage, lien or encumbrance on the fee interest in the Mortgaged Property;

                  (e) The lessor has agreed that it will not terminate the Ground Lease for any default prior to sending a contemporaneous duplicate copy of the notice of termination due to default to the Mortgagee, but has not specifically agreed that a notice of termination given under the Ground Lease is ineffective against the Mortgagee unless a copy has been delivered to the Mortgagee; and

                  (k) The prior written consent of the Mortgagee is required in order to amend or modify the Ground Lease, but the Ground Lease does not specifically state that any such amendment or modification performed without the Mortgagee's consent will not be binding on the Mortgagee, its successors or assigns.

      With respect to the Streetsboro Market Square Mortgage Loan:

                  (e) The lessor has agreed that it will not terminate the Ground Lease for any default prior to sending a contemporaneous duplicate copy of the notice of termination due to default to the Mortgagee, and the Ground Lease provides that no notice of default will be valid, binding and effective until the notice is served on the Mortgagee. But the lessor has not specifically agreed that a notice of termination given under the Ground Lease is ineffective against the Mortgagee unless a copy has been delivered to the Mortgagee; and

                  (k) The prior written consent of the Mortgagee is required in order to amend or modify the Ground Lease, but the Ground Lease does not specifically state that any such amendment or modification performed without the Mortgagee's consent will not be binding on the Mortgagee, its successors or assigns.

      The following Mortgage Loans are the Bridger Mortgage Loans:

            Sandlin Villas Apartments
            Public Square Office
            Streetsboro Market Square
            Marlboro Square Shopping Center
            Lakewood Club Apartments
            Medical Arts Center
            Twin Valley Estates MHC
            Palace Centre East
            Tacoma Financial Center
            Evergreen Forum
            Quick Stop Self Storage
            Trail West Apartments
            Irvine Technology Center
            Cooper Point Apartments
            Northgate Village
            Moon Valley MHC
            Inlet View Apartments
            Adobe Plaza
            Lynnwood Heights MHC
            Country View Apartments
            Whispering Palms Apartments
            Wesclay and Woodhaven Apartments
            Grant Avenue Self Storage
            Storage Depot - Killeen
            Martin Self Storage
            Lake Terrace Apartments
            Bethany Towers
            Walgreens - Norfolk
            Windwhistle Apartments